UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2008
GULFMARK OFFSHORE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
000-22853
(Commission file number)
76-0526032
(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 963-9522
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
          On July 7, 2008, GulfMark Offshore, Inc., or GulfMark or the Company, filed a Current Report on Form 8-K with the Securities and Exchange Commission regarding the completion of its acquisition of Rigdon Marine Holdings, LLC (“Rigdon Holdings” and, together with Rigdon Marine Corporation collectively, “Rigdon”). Rigdon owns and operates offshore support vessels to provide transportation of materials and supplies to and from offshore platforms and drilling rigs.
          This amendment is being filed to amend and supplement Item 9.01 of the Company’s Current Report on Form 8-K dated July 1, 2008, to include the historical consolidated financial statements of Rigdon Holdings, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X. Unaudited pro forma financial information included in this Form 8-K/A is presented for illustrative purposes only and does not purport to be indicative of the results that would have actually occurred if the acquisition had occurred as presented in the financial information or that may be obtained in the future.
ITEM 9.01. Financial Statements and Exhibits
(a)	Financial statements of businesses acquired.
(i)	The audited consolidated balance sheet of Rigdon Holdings as of June 30, 2008 and the related statements of operations, equity and cash flows for the fiscal years ended June 30, 2008 and 2007. These audited financial statements are filed as Exhibit 99.2 to this amendment and incorporated herein by reference.
(b)	Pro forma financial information.
(i)	The Company’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2007 and for the six months ended June 30, 2008 are filed with this amendment as Exhibit 99.3 to this amendment and incorporated herein by reference.

(c)	Exhibits.

23.1*	-	Consent of PricewaterhouseCoopers LLP

99.1	-	Press Release, dated July 1, 2008 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated July 1, 2008)

99.2*	-	The audited consolidated balance sheet of Rigdon Holdings as of June 30, 2008 and the related statements of operations, equity and cash flows for the fiscal years ended June 30, 2008 and 2007.

99.3*	-	GulfMark Offshore, Inc.’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2007 and for the six months ended June 30, 2008.

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2008		GulfMark Offshore, Inc.
(Registrant)

	By:	/s/ Edward A. Guthrie
	Name:	Edward A. Guthrie
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number		Description of Exhibit

23.1*	-	Consent of PricewaterhouseCoopers LLP

99.1	-	Press Release, dated July 1, 2008 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated July 1, 2008)

99.2*	-	The audited consolidated balance sheet of Rigdon Holdings as of June 30, 2008 and the related statements of operations, equity and cash flows for the fiscal years ended June 30, 2008 and 2007.

99.3*	-	GulfMark Offshore, Inc.’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2007 and for the six months ended June 30, 2008.

*	Filed herewith.